Intangible assets	6 Months Ended
Jun. 30, 2022
Intangible assets other than goodwill [abstract]
Intangible assets	Intangible assetsIn connection with the acquisition of the remaining 50% in TI Asia and TI Africa (see Note 5 and 6), a part of the price paid is related to an intangible asset (customer contracts with NOC for the service part, i.e. recharge of opex, maintenance and crew). Management estimated the fair value of the intangible asset related to the service component of the NOC contract, resulting in a value of USD 16.6 million at May 31, 2022. This amount will be depreciated till the end of the contractual service, or until July 21, 2032 and September 21, 2032 respectively.